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                                                                    EXHIBIT 10.7

                                                       EQUIPMENT LEASE AGREEMENT
                                                           Agreement# 6601252002
TOSHIBA
EASY LEASE(TM)
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SUPPLIER: Aztec Business Machines, Inc.                LESSEE: Interactive Telesis, Inc.
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               (Full Legal Name)                              (Full Legal Name)

  3663 Via Mercado                                       535 Encinitas Blvd. Ste. 116
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  (Street Address)                                       (Street Address)

  La Mesa       CA      91941       San Diego            Encinitas      CA     92024      San Diego
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  (City)      (State)  (Zip Code)  (County)              (City)      (State)  (Zip Code)  (County)
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          Quantity               Equipment Model & Description               Serial Number
          --------               -----------------------------               -------------

             1           Toshiba 4550 Business Copier                        YA728776
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             1           20 bin Stapling Sorter MG2001                       LE753236
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[ ] See attached schedule for additional Equipment

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TRANSACTION TERMS:  Purchase Price $11,715.00                      [ ]  ADVANCE RENT $
                                                                                         ------------
RENT $ 325.42  (plus applicable taxes)     LEASE TERM 36 months         (plus applicable taxes)
      -------                                                      [ ]  SECURITY DEPOSIT $
PAYABLE:  (check one)  [X] Monthly   [ ] Other (            )                             -----------
                                                ------------
PURCHASE OPTION AT END OF LEASE TERM:   [X] Fair Market Value

Equipment Location (if different from Lessee address above):     Same
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Lessee Contact/Telephone:  Susan Haynes    760/532-1700
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WE HAVE WRITTEN THIS LEASE IN PLAIN LANGUAGE BECAUSE WE WANT YOU TO
UNDERSTAND ITS TERMS. PLEASE READ YOUR COPY OF THIS LEASE CAREFULLY AND FEEL FREE TO ASK US ANY QUESTIONS YOU MAY HAVE. THE WORDS "YOU" AND "YOUR" MEAN THE LESSEE NAMED ABOVE. THE WORDS "WE", "US", AND "OUR" REFER TO THE LESSOR NAMED BELOW.
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IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS LEASE (INCLUDING THOSE ON THE
REVERSE SIDE) SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. TERMS OR ORAL PROMISES WHICH ARE NOT CONTAINED IN THIS WRITTEN LEASE MAY NOT BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS LEASE ONLY BY ANOTHER WRITTEN AGREEMENT BETWEEN YOU AND US. YOU AGREE TO COMPLY WITH THE TERMS AND CONDITIONS OF THIS LEASE. THIS LEASE IS NOT CANCELABLE. YOU AGREE
THAT THE EQUIPMENT WILL BE USED FOR BUSINESS PURPOSES ONLY AND NOT FOR
PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

YOU CERTIFY THAT ALL THE INFORMATION GIVEN IN THIS LEASE AND YOUR APPLICATION WAS CORRECT AND COMPLETE WHEN THIS LEASE WAS SIGNED. THIS LEASE IS NOT BINDING UPON US OR EFFECTIVE UNTIL AND UNLESS WE EXECUTE THIS LEASE. THIS LEASE WILL
BE GOVERNED BY THE LAWS OF THE STATE OF MISSOURI. YOU AGREE TO THE JURISDICTION AND VENUE OF FEDERAL COURTS IN MISSOURI AND STATE COURTS IN RANDOLPH COUNTY, MISSOURI.

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ACCEPTED BY:                                                PROPOSED BY:

LESSOR:  TOSHIBA AMERICA INFORMATION SYSTEMS, INC.          LESSEE: Interactive Telesis, Inc.
                                                                   ----------------------------------
                                                                           (Legal Name)

BY:                                                         BY: X /s/ DONALD E. CAMERON
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                                                                  (Signature of Authorized Signer)

TITLE:                                                         DONALD E. CAMERON, PRESIDENT
      ---------------------------------------------            --------------------------------------
                                                                     (Printed Name and Title)

DATE:                                                       DATE: 10/23/97    FED TAX ID#: 33-0649915
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                             TERMS AND CONDITIONS

    1. LEASE. Subject to the terms of this Lease, you agree to lease from us the Equipment described on the reverse side when we accept this Lease at our office in Missouri. ONCE WE ACCEPT THIS LEASE, YOU MAY NOT CANCEL IT DURING THE FULL LEASE TERM. You agree to be bound by all the terms of this Lease.

    2. DELIVERY AND ACCEPTANCE OF EQUIPMENT. Acceptance of the Equipment occurs upon delivery. When you receive the Equipment, you agree to inspect it and to verify by telephone or in writing such information as we may require. Delivery and installation costs are your responsibility. If you signed a purchase contract for the Equipment, by signing this Lease you assign your rights, but none of your obligations under it to us.

    3. RENT. You agree to pay us Rent (plus applicable taxes) when each payment is due. If your Rent payments are due in Advance, your first Rent payment is due on the date you accept the Equipment. We will advise you as to (a) the due date of each rent payment, and (b) the address to which you must send your payments. Rent is due whether or not you receive an invoice from us. You will pay us any required Advance Rent or Security Deposit when you sign this Lease. Security Deposits or Advance Rents may be commingled and do not earn interest. Provided you are not in default, we may apply your Security Deposit to the last Rent payment or to your purchase option or we may refund the Security Deposit to you when the Lease Term expires and the Equipment is returned in accordance with
Section 16. If we collect more than one payment as Advance Rent, we may apply such Advance Rent to the last Rent payment. You authorize us to change the Rent by not more than 15% due to changes in the Equipment configuration which may occur prior to our acceptance of this Lease. Restrictive endorsements on checks you send to us will not reduce your obligations to us. UNLESS A PROPER EXEMPTION CERTIFICATE IS PROVIDED, APPLICABLE SALES AND USE TAXES WILL BE ADDED TO THE RENT.

    4. UNCONDITIONAL OBLIGATION. YOU AGREE THAT YOU ARE UNCONDITIONALLY OBLIGATED TO PAY ALL RENT AND ANY OTHER AMOUNTS DUE UNDER THIS LEASE FOR THE FULL LEASE TERM EVEN IF THE EQUIPMENT IS DAMAGED OR DESTROYED, IF IT IS DEFECTIVE OR IF YOU HAVE TEMPORARY OR PERMANENT LOSS OF ITS USE. YOU ARE NOT ENTITLED TO REDUCE OR SET-OFF AGAINST RENT OR OTHER AMOUNTS DUE UNDER THIS LEASE FOR ANY REASON WHATSOEVER.

    5. DISCLAIMER OF WARRANTIES. THIS EQUIPMENT IS BEING LEASED TO YOU IN AS-IS CONDITION, NO INDIVIDUAL IS AUTHORIZED TO CHANGE ANY PROVISION OF THIS LEASE. YOU AGREE THAT YOU HAVE SELECTED THE EQUIPMENT BASED UPON YOUR OWN JUDGMENT. YOU HAVE NOT RELIED ON ANY STATEMENTS WE OR OUR EMPLOYEES HAVE MADE. EXCEPT AS PROVIDED IN OUR WRITTEN PRODUCT WARRANTIES, WE HAVE NOT MADE AND DO NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE EQUIPMENT'S MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SUITABILITY, DESIGN, CONDITION, DURABILITY, OPERATION, QUALITY OF MATERIALS OR WORKMANSHIP, OR COMPLIANCE WITH SPECIFICATIONS OR APPLICABLE LAW. You are aware that we are the Equipment manufacturer and you will contact us for a description of your warranty rights. You agree to settle any dispute you may have regarding performance of the Equipment directly with us and not make any claim against any new owner described in Section 19. You agree to continue to pay such new owner all Rent and other payments even if you have a dispute with us regarding the Equipment.

    6. TITLE AND SECURITY INTEREST. The Equipment is and shall remain our sole property during the Lease Term. Unless you are in default under this Lease, you shall have the right to peacefully possess and use the Equipment during the Lease Term. You hereby appoint us (or our agent) as your true and lawful attorney-in-fact to affix your signature to UCC financing statements prepared and filed on your behalf by us (or our agent) with the same force and effect as if you had signed such financing statements. If we request, you agree to sign financing statements in order for us to publicly record our security interest. This Lease or a copy of this Lease shall be sufficient as a financing statement and may be filed as such.

      7. USE, MAINTENANCE AND REPAIR. You will not move the Equipment from the Equipment Location without our advance written consent. You will give us reasonable access to the Equipment Location so that we can check the Equipment's existence, condition and proper maintenance. You will use the Equipment in the manner for which it was intended, as required by all applicable manuals and instructions and keep it eligible for any manufacturer's certification and/or standard, full service maintenance contract. At your own cost and expense, you will keep the Equipment in good repair, condition and working order, ordinary wear and tear excepted. All replacement parts and repairs will become our property. You will not make any permanent alterations to the Equipment.

    8. TAXES. You agree that you will pay when due, either directly or by reimbursing us, all taxes (including any sales, use and personal property taxes), fines, interest and penalties relating to this Lease and the Equipment (excluding taxes based on our net income) and, if we ask, you will provide us with proof of payment. We do not have to contest any tax assessments. For Leases with a Stated Purchase Option, (a) you agree to pay us for the loss of any income tax benefits caused by your actions, and (b) should an increase in the federal corporate income tax rate or a change in the "accelerated cost recovery deductions" allowed by the Internal Revenue Code of 1986, as amended, adversely affect our after-tax earnings or cash flows, you agree that we may increase the Rent and other amounts due under this Lease to offset any such adverse effect.

    9. INDEMNITY. We are not responsible for any injuries, damages, penalties, claims or losses, including legal expenses, incurred by you or any other person caused by the transportation, installation, selection, purchase, lease, ownership, possession, modification, maintenance, condition, operation, use, return or disposition of the Equipment. You agree to reimburse us for and defend us against any claims for such losses, damages, penalties, claims, injuries, or expenses. This indemnity continues even after this Lease has expired for acts or omissions which occurred during the Lease Term.

   10. IDENTIFICATION. You authorize us to insert or correct missing information on this Lease, including your official name, serial numbers and any other information describing the Equipment. We will send you copies of such changes. You will attach to the Equipment any name plates or stickers we provide you.

   11. LOSS OR DAMAGE. You are responsible for any loss of the Equipment from any cause at all, whether or not insured, from the time the Equipment is shipped to you until it is returned to us. If any item of Equipment is lost, stolen or damaged, you will promptly notify us of such event. Then, at our option, you will either (a) repair the Equipment so that it is in good condition and working order, eligible for any manufacturer's certification, or (b) pay us an amount equal to the Net Book Value (as defined in Section 14) of the lost, stolen or damaged Equipment. If you have satisfied your obligations under this Section 11, we will forward to you any insurance proceeds which we receive for lost, damaged, or destroyed Equipment. If you are in default, we will apply any insurance proceeds we receive to reduce your obligations under Section 14 of this Lease.

   12. INSURANCE. You agree to (a) keep the Equipment fully insured against loss, naming us as loss payee, and (b) obtain a general public liability insurance policy covering both personal injury and property damage in amounts not less than we may tell you, naming us as additional insured, until you have met all of your obligations under this Lease. We are under no duty to tell you if your insurance coverage is adequate. The policies shall state that we are to be notified of any proposed cancellation at least 15 days prior to the date of cancellation. Upon our request you agree to provide us with certificates or other evidence of insurance acceptable to us. If you do not provide us with evidence of proper insurance within 10 days of our request or we receive notification of policy cancellation, we may (but we are not obligated to) obtain insurance on our interest in the Equipment at your expense. You will pay all insurance premiums and related charges.

   13. DEFAULT. You will be in default under this Lease if any of the following happens: (a) we do not receive any Rent or other payment due hereunder within 10 days after its due date, or (b) you or any of your guarantors become insolvent, are liquidated or dissolved, merge, transfer substantially all stock or assets, stop doing business, or assign rights or property for the benefit of creditors, or (c) a petition is filed by or against you or any of your guarantors under any bankruptcy or insolvency law, or (d) (for individuals) you or any of your guarantors die, or have a guardian appointed, or (e) any representation you have made in this Lease shall prove to have been false or misleading in ay material respect, or (f) you or any of your guarantors break any promise made to this Lease or any guaranty and do not correct the default within 10 days after we send you written notice of the default, or (g) you default on any other agreement between you and us (or our affiliates).

   14. REMEDIES. Upon the occurrence of a default, we may, in our sole discretion, do any or all of the following (a) provide written notice to you of default; (b) as liquidated damages for loss of a bargain and not as a penalty, declare due and payable, the present value of (i) any and all amounts which may be then due and payable by you to us under this Lease, plus (ii) all Rent payments remaining through the end of the Lease Term, plus (iii) an amount equal to our reasonable estimate of the fair market value of like equipment as of the end of the Lease Term, all discounted at the higher of 6% or the lowest rate allowed by law (collectively, the "Net Book Value"). We have the right to require you to make the Equipment available to us for repossession during reasonable business hours or we may repossess the Equipment, so long as we do not breach the peace in doing so, or we may use legal process in compliance with applicable law pursuant to court order to have the Equipment repossessed. You will not make any claims against us or the Equipment for trespass, damage or any other reason. If we take possession of the Equipment we may (a) sell or lease the Equipment at public or private sale or lease and/or (b) exercise such other rights as may be allowed by applicable law. Although you agree that we have no obligation to sell the Equipment, if we do sell the Equipment, we will reduce the Net Book Value by the amounts we receive. You will immediately pay us the remaining Net Book Value. You agree (a) that we only need to give you 10 days advance notice of any sale and no notice of advertising, (b) to pay all of the costs we incur to enforce our rights against you, including attorney's fees, and
(c) that we will retain all of our rights against you even if we do not choose to enforce them at the time of your default.

   15. YOUR OPTIONS AT END OF LEASE. You shall have the option at the end of the Lease Term to (a) return the Equipment in accordance with Section 16, or (b) on 60 days advance written notice to us, purchase all but not less than all of the Equipment for the fair market value of the Equipment, as determined by us in our reasonable judgment (plus any applicable taxes). If you elect to purchase the Equipment, upon payment of the agreed upon price including all sales taxes and other applicable taxes, we will transfer the Equipment to you AS IS--WHERE IS, WITHOUT ANY REPRESENTATION OR WARRANTY. If you fail to exercise the purchase option (a) you will continue to pay Rent until the Equipment is received and accepted by us pursuant to Section 16, and (b) all of the terms of the Lease shall continue to apply, including your obligation to pay Rent.

   16. RETURN OF EQUIPMENT. If (a) a default occurs, (b) you do not purchase the Equipment at the end of the Lease Term, or (c) you do not extend the Lease Term, you will immediately return the Equipment to any location(s) and aboard any carrier(s) we may designate in the continental United States. The Equipment must be properly packed for shipment in accordance with the manufacturer's recommendations or specifications, freight prepaid and insured, maintained in accordance with Section 7, and in "Average Saleable Condition." "Average Saleable Condition" means that all of the Equipment is immediately available for use by a third party buyer, user or lessee, other than yourself, without the need for any repair or refurbishment. All Equipment must be free of markings. You will pay us for any missing or defective parts or accessories. You will continue to pay Rent until the Equipment is received and accepted by us.

   17. YOUR REPRESENTATIONS. You state for our benefit that as of the date of this Lease (a) you have the lawful power and authority to enter into this Lease,
(b) the individuals signing this Lease have been duly authorized to do so on your behalf, (c) by entering into this Lease you will not violate any law or other agreement to which you are a party, (d) you are not aware of anything that will have a material negative effect on your ability to satisfy your obligations under this Lease, and (e) all financial information you have provided us is true and accurate and provides a good representation of your financial condition.

   18. YOUR PROMISES. In addition to the other provisions of this Lease, you agree that during the term of this Lease (a) you will promptly notify us in writing if you move your principal place of business, if you change the name of your business, or if there is a change in your ownership, (b) you will provide to us such financial information as we may reasonably request from time to time, and (c) you will take any action we reasonably request to protect our rights in the Equipment and to meet your obligations under this Lease.

   19. ASSIGNMENT. YOU WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE, SUB-LEASE OR PART WITH POSSESSION OF THE EQUIPMENT, OR FILE OR PERMIT A LIEN TO BE FILED AGAINST THE EQUIPMENT. You will not attach any of the Equipment to any real estate. Upon our reasonable request and at your cost, you will get each person with an interest in the real estate where the Equipment is located to waive any rights they may have in the Equipment. We may, without notifying you, sell, assign, or transfer this Lease and our interests in the Equipment. You agree that if we do so, the new owner (and any subsequent owners) will have the same rights and benefits that we now have, but will not have to perform any of our obligations. You agree that the rights of the new owner will not be subject to any claims, defenses, or set-offs that you may have against us. However, any such assignment, sale, or transfer of this Lease or the Equipment will not relieve us of any obligations we may have to you under this Lease. If you are given notice of a new owner of this Lease, you agree to respond to any requests about this Lease and, if directed by us, to pay the new owner all Rent and other amounts due under this Lease.

   20. COLLECTION EXPENSES, OVERDUE PAYMENT, TERMINATION. You agree that we can, but do not have to, take on your behalf any action which you fail to take as required by this lease, and our expenses will be in addition to the Rent which you owe us. we may charge you a late charge to cover our collection costs equal to the higher of 10% of any late payment or $22, but not more than the highest legal rate. To the extent allowed by law, any late payment or non-payment of any past due amount will accrue interest at the lower of 18% per annum or the highest legal rate from the due date until paid. If you so request and we permit the early termination of this lease, you agree to pay a free for such privilege.

   21. COMPLIANCE WITH LAWS. You understand that the Equipment may be purchased for cash (the "Equipment Cost") or it may be leased. By signing this Lease, you acknowledge that you have chosen to lease the Equipment from us for the Lease Term and that you have agreed to pay Rent.

   22. MISCELLANEOUS. This Lease contains our entire agreement and supersedes any conflicting provision of any equipment purchase order or any other agreement. TIME IS OF THE ESSENCE IN THIS LEASE. If a court finds any provision of this Lease to be unenforceable, the remaining terms of this Lease shall remain in effect. THIS LEASE IS A "FINANCE LEASE" AS DEFINED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. You authorize us (or our agent) to (a) obtain credit reports, (b) make such other credit inquiries as we may deem necessary, and (c) furnish payment history information to credit reporting agencies. To the extent permitted by law, we may charge you a fee of $43.25 to cover our documentation and investigation costs.

   23. NOTICES. All of your written notices to us must be sent by certified mail or recognized overnight delivery service, postage prepaid, to us at our address stated in this Lease, or by facsimile transmission to our facsimile telephone number, with oral confirmation of receipt. All of our notices to you may be sent first class mail, postage prepaid, to your address stated in this Lease. At any time after this Lease is signed, you or we may change an address or facsimile telephone number by giving notice to the other of the change.

   24. WAIVERS. WE AND YOU EACH AGREE TO WAIVE AND TO TAKE ALL REQUIRED STEPS TO WAIVE ALL RIGHTS TO A JURY TRIAL. To the extent you are permitted by applicable law, you waive all rights and remedies conferred upon a lessee by Article 2A (Section 508-522) of the Uniform Commercial Code including but not limited to your rights to (a) cancel or repudiate this Lease, (b) reject or revoke acceptance of the Equipment, (c) recover damages from us for any breach of warranty or for any other reason, and (d) grant a security interest on any Equipment in your possession. To the extent you are permitted by applicable law, you waive any rights you now or later may have under any statute or otherwise which require us to sell or otherwise use any Equipment to reduce our damages, which require us to provide you with notice of default, intent to accelerate amounts becoming due or acceleration of amounts becoming due, or which may otherwise limit or modify any of our rights or remedies.

ANY ACTION YOU TAKE AGAINST US FOR ANY DEFAULT, INCLUDING BREACH OF WARRANTY OR INDEMNITY, MUST BE STARTED WITHIN ONE (1) YEAR AFTER THE EVENT WHICH CAUSED IT. We will not be liable for specific performance of this Lease or for any losses, damages, delay or failure to deliver Equipment.